UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2026

Structured Obligations Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-32012	13-3741177
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

383 Madison Avenue, New York, New York		10179
(Address of principal executive offices)		(Zip Code)
Registrant's telephone number including area code		(212) 834-6000.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

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Section 8 - Other Events

Item 8.01 Other Events.

This current report on Form 8-K relates to a distribution made to holders of the Certificates issued by the Select Notes Trust LT 2003-2.

Each issuer of an underlying security, or guarantor thereof, or successor thereto, as applicable, which represents ten percent (10%) or more of the trust is subject to the information reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Periodic reports and other information required to be filed pursuant to the Exchange Act, by an issuer of an underlying security, or guarantor thereof, or successor thereto, as applicable, may be inspected and copied at the public reference facilities maintained by the Securities and Exchange Commission (the "Commission") at 450 Fifth Street, N.W., Washington, D.C. 20549. The Commission also maintains a site on the World Wide Web at "http://www.sec.gov" at which users can view and download copies of reports, proxy and information statements and other information filed electronically through the Electronic Data Gathering, Analysis and Retrieval system. Neither Structured Obligations Corporation nor the trustee has participated in the preparation of such reporting documents, or made any due diligence investigation with respect to the information provided therein. Neither Structured Obligations Corporation nor the trustee has verified the accuracy or completeness of such documents or reports. There can be no assurance that events affecting an issuer of an underlying security, or guarantor thereof, or successor thereto, as applicable, or an underlying security have not occurred or have not yet been publicly disclosed which would affect the accuracy or completeness of the publicly available documents described above.

Section 9- Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits:

1.	Trustee's Report with respect to the October 15, 2026

Distribution Date for the Select Notes Trust LT 2003-2

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By: /s/ James G. Millard

Name: James G. Millard
Title: President

October 15, 2026

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EXHIBIT INDEX

Exhibit		Page
1	Trustee's Report with respect to the October 15, 2026 Distribution Date for the Select Notes Trust LT 2003-2	5
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Exhibit 1

To the Holders of:

Select Notes Trust LT 2003-2

Long Term Certificates  Series 2003-2

*CUSIP: 81619PAB3

U.S. Bank Trust Company, National Association, as Trustee for the Select Notes Trust LT 2003-2 (the "Trust"), hereby gives notice with respect to Interest Period commencing on the day after September 15, 2026, and including the October 15, 2026 Interest Distribution Date (the "Interest Period") in respect of the October 15, 2026 Interest Distribution Date (the "Interest Distribution Date") as follows:

1.	The amount of interest received by the Trust during the Interest Period is as set forth below (each Certificateholder's pro rata portion of this amount is the amount to be included in such Certificateholder's Form 1099).

$ 96,750.00

a.	Per certificate held amount of interest income to be included in Form 1099 for the year ending December 31, 2026 is set forth below.

$ 2.784173

2.	The total of all interest distributed to Certificateholders during the Interest Period is set forth below.

$ 168,083.00

3.	Total amount of advances made to the Trustee on the Interest Distribution Date is	$71,333.00

4.	Total amount of advances repaid to the Advancing Party during the Interest Period is	$0.00

5.	The net total of advances made during the Interest Period is	$71,333.00

a.	The net amount owed by the Trust to the Advancing Party on the Interest Distribution Date is set forth below.

$ 453,127.00

6.	The total amount of interest expense paid to the Advancing Party during the Interest Period is set forth below (each Certificateholder's pro rata portion of this amount should be included in a footnote to such Certificateholder's Form 1099 indicating that such amount should constitute investment indebtedness interest, which can be deducted by non-corporate taxpayers to the extent of such net investment income).

$ 12,500.00

a.	Per certificate held amount of interest expense to be included in Form 1099 for the year ending December 31, 2026 is set forth below.

$ 0.359712

7.	At the close of business on the Interest Distribution Date, there were 34,750 Certificates outstanding.

8.	Payments made on Underlying Securities during the Interest period are as set forth below.

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	CARNIVAL CORP DEB 6.650 01/15/2028 CUSIP 143658AH5	$ 0.00	$ 0.00
	MAY DEPT STORES CO 6.900 01/15/2032 CUSIP 577778BQ5	$ 0.00	$ 0.00
	T C I COMMUNICATIONS INC SR NTS 7.125 02/15/2028 CUSIP 872287AL1	$ 0.00	$ 0.00
	CITIGROUP INC 5.875 02/22/2033 CUSIP 172967BU4	$ 0.00	$ 0.00
	HARTFORD LIFE INC SR NTS 7.375 03/01/2031 CUSIP 416592AE3	$ 0.00	$ 0.00
	MERCK & CO INC 6.400 03/01/2028 CUSIP 589331AD9	$ 0.00	$ 0.00
	GENERAL ELEC CAP CORP M T N SER A TRANCHE # TR 00528 6.750 03/15/2032	$ 0.00	$ 0.00
10/15/2026	DUKE ENERGY CORP SR NT 6.450 10/15/2032 CUSIP 264399ED4	$ 0.00	$ 96,750.00
	DOW CHEMICAL CO 7.375 11/01/2029 CUSIP 260543BJ1	$ 0.00	$ 0.00
	GENERAL MOTORS ACCEPTANCE CORP 8.000 11/01/2031 CUSIP 370425RZ5	$ 0.00	$ 0.00
	UNITED STATES TREAS BD STRIPPED PRIN PMT 00054 DTD 02/15/2000 05/15/2030 CUSIP 912803CH4	$ 0.00	$ 0.00
	Total	$ 0.00	$ 96,750.00

U.S. Bank Trust Company, National Association, as Trustee

*The Trustee shall not be held responsible for the selection or use of the CUSIP number nor is any representation made as to its correctness. It is included solely for the convenience of the Holders.

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